                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [ ]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12


--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                          Nevada Gold & Casinos, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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
                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                            HOUSTON, TEXAS 77056-6588


                                February 4, 2000




To Our Shareholders:


         You are cordially invited to attend the Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., which will be held on Monday, March 6, 2000, beginning at 3:00 p.m., Central Time, at the J. W. Marriott Hotel, in the Harris/Hidalgo Room, 5150 Westheimer, Houston, Texas, 77056.

         Information about the annual meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

         Regardless of whether you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice of annual meeting and proxy statement, please sign, date and return the enclosed proxy in the stamped envelope included with this letter.

Sincerely yours,

/s/ H. Thomas Winn
---------------------------
H. Thomas Winn
PRESIDENT

                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                            HOUSTON, TEXAS 77056-6588


                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 6, 2000

                       -----------------------------------




         The Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc. (BSE:
UWN, OTC/BB: UWIN) (referred to as "UWIN"), will be held at the J.W. Marriott Hotel, in the Harris/Hidalgo Room, 5150 Westheimer, Houston, Texas, 77056, on Monday, March 6, 2000, at 3:00 p.m., Central Time, for the following purposes:

         1. To elect four Directors to serve until the next annual meeting of shareholders or until their successors have been elected and qualified.

         2. To ratify the selection of Pannell Kerr and Forster of Texas, P.C., as auditors for UWIN for the fiscal year ending March 31, 2000.

         3. To transact any other business that may properly come before the meeting.

         Shareholders of record at the close of business on January 18, 2000, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,

/s/ William G. Jayroe
-------------------------------
William G. Jayroe
SECRETARY

Dated:  February 4, 2000

         Please date and sign the enclosed proxy and return it at your earliest convenience in the enclosed stamped envelope so that your shares will be voted if you are not able to attend the annual meeting.

                           NEVADA GOLD & CASINOS, INC.

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS


                                  MARCH 6, 2000


         The Board of Directors of Nevada Gold & Casinos, Inc., a Nevada Corporation (BSE: UWN, OTC/BB: UWIN) (referred to as "UWIN"), prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our annual meeting will be held at the J.W. Marriott Hotel, Harris/Hidalgo Room, 5150 Westheimer, Houston, Texas, 77056, at 3:00 p.m., Central Time, on Monday, March 6, 2000, unless adjourned or postponed. The Board is making this solicitation by mail, and UWIN will pay all costs associated with this solicitation.

         This proxy statement and accompanying notice of annual meeting and proxy are first being mailed to shareholders on or about February 4, 2000.

         At the annual meeting, each share of UWIN common stock will be entitled to one vote. The common stock is the only outstanding class of voting securities of UWIN. Only shareholders of record on UWIN's books at the close of business on January 18, 2000, will be entitled to vote at the annual meeting. A quorum is necessary to transact business at the annual meeting. The presence at the annual meeting, in person or by proxy, of holders of a majority of the shares outstanding on January 18, 2000 constitutes a quorum. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as a vote against a proposal.

         On January 18, 2000, there were 10,147,750 shares outstanding and entitled to vote.

         Proxies received will be voted in accordance with the shareholders' directions given in the proxies. In the absence of directions, shares will be voted FOR the nominees for election as Directors named in this proxy statement and FOR the proposed auditors. You may revoke your proxy at any time before it is actually voted by:

         o filing with the Corporate Secretary of UWIN, at or before the annual meeting, but in any event prior to the vote, a written notice of revocation bearing a date later than the proxy being revoked;

         o duly executing and submitting, prior to the annual meeting, a subsequent proxy relating to the annual meeting; or


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 1

         o voting in person at the annual meeting (although attendance at the annual meeting will not, in and of itself, constitute a revocation of a proxy.)

         You must send written notice revoking your proxy to the Corporate Secretary at our executive offices, 3040 Post Oak Blvd., Suite 675, Houston, Texas, 77056-6588.

                              COST OF SOLICITATION

         THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF MANAGEMENT AND THE BOARD OF DIRECTORS OF UWIN. The cost of soliciting proxies on the accompanying form will be paid by UWIN. Management will respond to shareholders' questions at the Annual Meeting.

                                  ANNUAL REPORT

         Enclosed is a copy of our Annual Report on Form 10-KSB. We will provide exhibits to the Annual Report on Form 10-KSB upon payment of the reasonable expenses incurred by UWIN in furnishing these exhibits.


                                     ITEM 1

ELECTION OF DIRECTORS

         Pursuant to our Bylaws, the Board of Directors has set the number of Directors at four, all of whom are proposed to be elected at the Annual Meeting. If the enclosed proxy is signed and returned, it will be voted FOR the election of all Directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified, unless contrary directions are given in your proxy. However, if any nominee becomes unavailable or proves unable to serve for any reason, the proxy will be voted for the election of any other person that the Board may select to replace the nominee, unless the Board instead fixes the number of directors at less than four. The Board has no reason to believe that the current nominees will not be available or will prove unable to serve. Each Director has agreed to serve if elected. Under Nevada corporation law, each of the nominees must receive a plurality of the votes of shares of common stock present in person or by proxy at the meeting to be elected as a director. A plurality means receiving the largest number of votes, regardless of whether that number is a majority of the votes. Abstentions will be counted as shares present at the meeting. Cumulative voting is not allowed under our Bylaws.

         Director Nominees:

         H. THOMAS WINN, 59. Mr. Winn has been the Chairman, CEO, and President of UWIN since January 1994. As President of Aaminex Capital Corporation, he was responsible for the merger of the Colorado real property into UWIN, and a portion of that real property was the basis for UWIN's 43% ownership of the Isle of Capri Casino in Black Hawk, Colorado. Mr. Winn has served as Chairman of Aaminex Capital Corporation since 1983, and as President and CEO all but two of those years. Aaminex Capital Corporation is a financial



PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 2
         consulting and venture capital firm, involved in real estate, mining, and environmental activities. Mr. Winn has formed numerous investment limited partnerships and capital formation ventures that range from motion pictures to commercial real estate and mining projects.

         PAUL J. BURKETT, 78. Mr. Burkett was President of UWIN from 1991 until January 1994, and is now a Director and Vice President of UWIN. Mr. Burkett has been involved in the mining industry for over forty years, and has also served on the Board of Directors of Aaminex Capital Corporation for thirteen years. His business for the past five years has concentrated on independent mining and real estate ventures. Mr. Burkett has been President of Goldfield Resources, Inc., a wholly-owned subsidiary of UWIN, since June 1998. In addition, Mr. Burkett has been Chairman of the Board of Trustees of the Joshua Tree Retreat Center, a 400-acre retreat located in Joshua Tree, California, since 1998.

         WILLIAM G. JAYROE, 43. Mr. Jayroe has been a Director since September 1995 and the Corporate Secretary of UWIN since March 1999. Mr. Jayroe has two decades of technology development, sales, and management expertise in the petrochemical field. He began his career with a Fortune 500 global oilfield service company and left to begin his own company, Turbeco, Inc., which was acquired by Flotek Industries, Inc., in late 1993. Mr. Jayroe was President and CEO of Flotek Industries, Inc. (a public company), which is the parent corporation of USA Petrovalve, Inc., and Turbeco, Inc., from May 1995 until October 1998. Mr. Jayroe founded and has been the CEO of Hunter Global Partners since September 1998, and Vice President/Strategic Business Development for Applied Training Resources, Inc., a software company based in Houston, Texas, since April 1999. Mr. Jayroe has served on the Board of Directors of several private and public companies and is on the board of advisors for several other companies. He has a BS in Industrial Distribution from Texas A&M.

         JAMES WONG, 53. Since February 1999, Mr. Wong has been the Chairman of Restaurant Connections International, Inc., of which UWIN owns approximately 30%. RCI owns Internacional Restaurantes do Brasil, Ltda., which is the largest Pizza Hut franchisee in Brazil and operates 19 restaurants in Sao Paulo. In 1988, Mr. Wong founded Directions International, a global consulting firm, where he worked as an external change agent with clients such as American Express, ARCO, Budget Rent-A-Car, Compaq, EDS, Hitachi, Honeywell, KFC, PepsiCo, Pizza Hut, and other national and international corporations. Since 1997, Mr. Wong has been Chairman and CEO of DI North America, through which he helps clients form strategic alliances and joint ventures to capitalize on emerging markets. A graduate of M.I.T., Mr. Wong served in the U.S. Marine Corps during the Vietnam era before being recruited as a turnaround manager and internal change agent by General Motors and Frito-Lay.

COMMITTEES OF THE BOARD AND ATTENDANCE

         The Board of Directors of UWIN presently has the following standing committees:


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 3

         (A) THE AUDIT COMMITTEE is currently composed of Messrs. Jayroe and Wong. The Audit Committee held one meeting during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. The Audit Committee is also authorized to review financial statements to reduce the risk of material misstatements and to review the accounting principles that are used.

         (B) THE COMPENSATION COMMITTEE is currently composed of Mr. Jayroe, Mr. Wong, and Mr. Winn. The Compensation Committee, which held two meetings during our last fiscal year, recommends compensation levels for Executive Officers and consultants of UWIN and is authorized to consider and make grants of options pursuant to any approved Stock Option Plan and to administer the plan.

         (C) THE TECHNICAL COMMITTEE is currently composed of Mr. Burkett, Mr. Jayroe, and Mr. Winn. The Technical Committee, which held one meeting during our last fiscal year, is responsible for the mining activities of UWIN.

         UWIN has no nominating committee.

         Five Directors' meetings were held during the last fiscal year. Each Director attended at least 75% of all Board meetings and meetings of committees of which each Director was a member, either in person or by telephone conference calls.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires UWIN's Directors and Officers, and the persons who beneficially own more than ten percent of the common stock of UWIN, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to UWIN pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by UWIN and on the representations of the reporting persons, UWIN believes that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 1999, except in the following instances. Mr. Wong did not timely file a Form 3 in March 1999, when he was elected a Director of UWIN. He subsequently filed his Form 3 in July 1999. Mr. Burkett did not timely file a Form 4 in December 1998. He subsequently filed his Form 4 in February 1999. Mr. David McCaleb, former Secretary of UWIN, did not timely file a Form 4 in December 1998, but subsequently filed the Form 4 in February 1999. Winstock Mining Corp. (US) ("Winstock") did not timely file Form 4s for May, July, August, September, October, and November 1998, but subsequently filed them all in February 1999.

         The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed above.


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 4

                                     ITEM 2

           RATIFY THE ELECTION OF PANNELL KERR FORSTER OF TEXAS, P.C.,
                         AS UWIN'S INDEPENDENT AUDITORS

         The Board of Directors would like the shareholders to ratify the Board's January 19, 2000, action in appointing Pannell Kerr Forster of Texas, P.C., as independent auditors for UWIN for the fiscal year ending March 31, 2000. The ratification requires the affirmative vote of a majority of the shares of common stock present, or represented by proxy, and entitled to vote at the Annual Meeting. The engagement of Pannell Kerr Forster of Texas, P.C., for audit services has been approved by the Board of Directors.

         A representative of Pannell Kerr Forster of Texas, P.C., our principal accountants for the current year and the most recently completed fiscal year, is expected to be present at the annual meeting of shareholders, will have the opportunity make a statement, and will be available to respond to appropriate questions.

         In the event the appointment of Pannell Kerr Forster of Texas, P.C., as independent auditors for the fiscal year 2000, is not ratified by the shareholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for fiscal year 2000 will be permitted to stand unless the Board finds other good reason for making a change.

         The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Pannell Kerr Forster of Texas, P.C., as independent auditors for UWIN for the fiscal year ending March 31, 2000.


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 5

                               EXECUTIVE OFFICERS

         The Directors and Executive Officers of UWIN are as follows:

         NAME                        AGE             OFFICE HELD
         ----                        ---             -----------
         H. Thomas Winn              59              Chairman of the Board of
                                                     Directors, Chief Executive
                                                     Officer, and President

         Paul J. Burkett             78              Vice President and Director

         William G. Jayroe           43              Secretary and Director

         James Wong                  53              Director


         The following table contains compensation data for H. Thomas Winn, UWIN's Chief Executive Officer, for the fiscal year ended March 31, 1999. No Executive Officers other than the Chief Executive Officer received a salary and/or bonus from UWIN during fiscal 1999 that met or exceeded $100,000.00. Mr. Winn received perquisites and other personal benefits valued at not more than 10% of the total of the reported annual salary and bonus reported above.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

Name and Principal                                               Other Annual
Position                   Year               Salary             Compensation
                                               ($)                    ($)
H. Thomas Winn,            1999              $100,000(1)         $      3,000(2)
President/CEO              1998              $100,000(1)                   --
                           1997              $100,000(1)                   --

(1) Mr. Winn, the President, Chief Executive Officer, and a Director of UWIN, is also President of Aaminex. Through August 31, 1998, Mr. Winn was employed by UWIN through a management agreement with Aaminex, which shares office space and other expenses with UWIN. The terms of the agreement provided that UWIN would pay $8,333 per month to Aaminex for the full-time services of Mr. Winn. As of September 1, 1998, Mr. Winn is being paid directly by UWIN.

(2) Matching funds Mr. Winn received through his participation in UWIN's employee 401(k) plan.


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 6

Stock Options/Warrants

         UWIN granted no stock options, warrants, or SARs to its Officers or Directors during the fiscal year ended March 31, 1999. Since March 31, 1999, the Board of Directors has granted options under the 1999 Stock Option Plan to each member of the Board of Directors. In October 1999, the Board granted 100,000 options each to Directors H. Thomas Winn, Paul J. Burkett, and William G. Jayroe for services rendered, with an exercise price of $2.06 per share and that expire on October 8, 2004. In addition, the Board granted 50,000 options each to Directors Winn, Burkett, Jayroe, and Wong for services rendered, with an exercise price of $2.06 per share and that expire on October 8, 2004.

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                       Number of                 Value of
                                                                       Unexercised               Unexercised In-
                                                                       Securities Underlying     the-Money
                             Shares Acquired                           Options/SARs at FY-       Options/SARs at
         Officer             on Exercise            Value Realized     End (#) Exercisable/      FY-End ($) Exerc-
         Name                    (#)                     ($)           Unexercisable             isable/Unexercis.
--------------------------   ---------------        --------------     ---------------------     -----------------
H. Thomas Winn, President,
CEO, Director                     8,334               $23,960.25        10,000 exercisable           $2,500.00
                                                                         0 unexercisable

Long-Term Incentive Plan

         UWIN granted no long-term incentives to any or its Officers or Directors during the fiscal year ended March 31, 1999.

Compensation of Directors

         UWIN's Directors receive no standard compensation for their services as Directors, but are reimbursed their travel expenses.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

         As of January 18, 2000, 10,147,750 shares of common stock of UWIN were outstanding. The following table sets forth the ownership of any person (including any "group") known to UWIN to be the beneficial owner of more than 5% of any class of UWIN's outstanding voting stock.


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 7

        (1)                            (2)                              (3)                         (4)
                      Name and Address Amount and Nature of
   Title of Class              of Beneficial Owner                Beneficial Owner            Percent of Class
   --------------     -------------------------------------       ----------------            ----------------
                      Winstock Mining Corp. (US)
    Common Stock      1506-2008 Fullerton Ave.                       1,591,044                     14.9%
                      North Vancouver, BC  V7P 3G7

                      Aaminex Capital Corp.(1)
    Common Stock      3040 Post Oak Blvd., Suite 675                 1,136,846                     10.65%
                      Houston, Texas  77056-6588

                      Clay County Holdings, Inc.(2)
    Common Stock      3040 Post Oak Blvd., Suite 675                 2,626,344                     24.6%
                      Houston, Texas  77056-6588


(1) Aaminex owns 176,371 shares outright, and 960,475 shares are the subject of an option agreement to exercise the shares held by Winstock.

(2) The President of Clay County Holdings, Inc., David K. McCaleb, is the son-in-law of H. Thomas Winn, UWIN's President and CEO.

Security Ownership of Management

         The following table sets forth the ownership of UWIN common stock by all Officers and Directors as of January 18, 2000.

        (1)                            (2)                               (3)                        (4)
                      Name and Address Amount and Nature of
   Title of Class              of Beneficial Owner                Beneficial Owner            Percent of Class
   --------------     -------------------------------------       ----------------            ----------------
                      H. Thomas Winn, CEO, President, and
    Common Stock      Director(1)
                      3040 Post Oak Blvd., Suite 675                  1,305,180                    12.22%
                      Houston, Texas  77056-6588

                      Paul J. Burkett, Vice President and
    Common Stock      Director(2)
                      P.O. Box 761                                     413,698                     3.87%
                      Goldfield, Nevada  89013

                      William G. Jayroe, Secretary and
    Common Stock      Director(3)
                      3040 Post Oak Blvd., Suite 675                   182,088                     1.71%
                      Houston, Texas  77056

                      James Wong, Director(4)
    Common Stock      2329 Coit Road, Suite B                          50,000                       .47%
                      Plano, Texas  75075

    Common Stock      All Officers and Directors as a group           1,950,966                    18.27%
                      (4 persons)


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 8

(1) Except for 8,334 shares and options to purchase 160,000 shares that are owned by Mr. Winn, all of the shares listed are controlled directly or indirectly through Aaminex, of which Mr. Winn is President. Aaminex has an option agreement with Winstock to purchase up to 960,475 of Winstock's shares, and the number of shares set forth above with this footnote include these 960,475 shares. As long as the options remain unexercised, Mr. Winn exercises no voting or investment power with respect to the shares subject to the option agreement.

(2) Included in Mr. Burkett's beneficial ownership are options to purchase 160,000 shares.

(3) Included in Mr. Jayroe's beneficial ownership are options to purchase 160,000 shares.

(4) All of Mr. Wong's beneficial ownership consists of options to purchase 50,000 shares.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective December 31, 1996, the Board of Directors and the holders of UWIN's common stock having at least a majority of the voting power of the shares, approved and authorized the issuance of 500,000 shares of preferred stock at $10 par value per share. UWIN subsequently issued 141,490 shares of 12% cumulative preferred stock, $10 par value, for a value of $1,414,900, to cancel certain indebtedness owed to Clay County Holdings, Inc. ("CCH") and to Aaminex. CCH received 98,700 shares of preferred stock and Aaminex received 42,790 shares of preferred stock. These shares are redeemable at any time by UWIN at par value. During the year ended March 31, 1999, UWIN paid dividends on the preferred stock totaling $200,000. At March 31, 1999, and 1998, the undeclared cumulative dividends on the preferred stock that remains outstanding and unpaid totals $142,865 and $173,077, respectively. At December 31, 1999, the undeclared cumulative dividends on the preferred stock that remains outstanding and unpaid totals $268,108.

         As of March 31, 1999, Gold Mountain Development, L.L.C. ("GMD"), a wholly-owned subsidiary of UWIN, loaned CCH $1,306,547 that is collateralized by CCH's and Aaminex's 141,490 shares of preferred stock in UWIN. Of this amount, CCH in turn loaned Restaurant Connections International, Inc. ("RCI"), $600,000. CCH also loaned RCI an additional $251,338 during the year ended March 31, 1999. From April 1, 1999, through December 31, 1999, GMD loaned CCH an additional $74,815.

         UWIN assisted RCI in the financing of United States Service Company ("USSCO"), a food and beverage equipment installation and service company, as part of RCI's long-term growth plans. As a result, (1) UWIN holds a $750,000 note receivable from USSCO, and (2) RCI and UWIN hold options to purchase stock in USSCO. In addition, UWIN has the opportunity to increase its ownership interest in RCI.

         All of the loans referenced above are payable on demand and bear interest at the rate of 12% per annum.

         During the year ended March 31, 1998, Paul Burkett, a Director of UWIN, loaned GMD $76,800, and this loan was redeemed on June 11, 1998, for 45,025 shares of UWIN's restricted


PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000              PAGE 9
common stock. Also during the year ended March 31, 1998, CCH loaned GMD $377,900, which has been paid.

                                 OTHER MATTERS

         The Board knows of no other business to come before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.


                              STOCKHOLDER PROPOSALS

         Proposals of shareholders that the shareholders intend to present at the next Annual Meeting must be received at the principal executive offices of UWIN, not later than 12:00 noon on April 17, 2000, in order to have them included in the proxy statement, or by June 30, 2000, for possible consideration at the meeting, which is expected to take place on September 18, 2000. Direct any proposal to the attention of our Corporate Counsel for consideration for inclusion in our proxy statement. All proposals must fully comply with the rules and regulations of the Securities and Exchange Commission.

                                         By Order of the Board of Directors


                                         /s/ H. Thomas Winn
                                         ---------------------------------------
                                         H. THOMAS WINN, Chief Executive Officer
                                         and President


February 4, 2000
Houston, Texas

PROXY STATEMENT/NEVADA GOLD & CASINOS, INC./FEBRUARY 4, 2000             PAGE 10

                                      PROXY




         This Proxy is solicited on behalf of the Board of Directors of
                           Nevada Gold & Casinos, Inc.
                         Annual Meeting of Shareholders


         The shareholder whose name appears below acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for Nevada Gold & Casinos, Inc. ("UWIN"), each dated February 4, 2000, and appoints William G. Jayroe, Secretary and a Director of UWIN, and James Wong, a Director of UWIN, and each of them, proxies and attorneys-in-fact, with full power of substitution to each, on behalf and in the name of the shareholder named below, to represent the shareholder at the Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., to be held on March 6, 2000, at 3:00 p.m., Central Daylight Time, in the Harris/Hidalgo Room at the J.W. Marriott, 5150 Westheimer, Houston, Texas, 77056, and at any adjournment(s) of the meeting, and to vote all shares of common stock that the shareholder whose signature appears below would be entitled to vote if the shareholder were personally present, as follows:



1.        Management recommends that shareholders vote "FOR" each of the nominees for the Board of Directors listed below:
          H. Thomas Winn    [ ]   FOR     [ ]   AGAINST             Paul J. Burkett        [ ]   FOR         [ ]  AGAINST

          James Wong        [ ]   FOR     [ ]   AGAINST             William G. Jayroe      [ ]   FOR         [ ]  AGAINST


2.       Management recommends that shareholders vote "FOR" ratification of the selection of Pannell Kerr Forster of Texas, P.C.,
as auditors-of-record for the 2000 fiscal year ending March 31, 2000.                      [ ]   FOR         [ ]  AGAINST


THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED AT THE DISCRETION OF THE PROXY HOLDER.

      Either of the attorneys or substitutes shall have, and may exercise, all of the powers of attorneys-in-fact under this Proxy.

      Date                                                                      Date
                 ---------------------------------------                                   ----------------------------------------

      Signature                                                                 Signature
                 ---------------------------------------                                   ----------------------------------------

      Printed Name                                                              Printed Name
                    ------------------------------------                                       ------------------------------------




      [THIS PROXY SHOULD BE READ, SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS ON THIS PROXY, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD STATE THAT FACT. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH PERSONS NEED TO SIGN THIS PROXY.]